Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of September 28th, 2015 (this “Amendment”), is made by and among ExlService Holdings, Inc. (the “Borrower”), the Loan Guarantors identified on the signature pages hereto, JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”), and the Lenders identified on the signature pages hereto.

RECITALS:

WHEREAS, reference is made to that certain Credit Agreement, dated as of October 24, 2014, by and among the Borrower, certain of the Loan Guarantors, the Administrative Agent and certain of the Lenders (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, on or about February 23, 2015 the Borrower, certain of the Loan Guarantors, the Administrative Agent and the Lenders entered into that certain First Amendment to Credit Agreement and Incremental Facility Agreement (the “First Amendment”);

WHEREAS, pursuant to the First Amendment, Bank of America, N.A. became a Lender and an Issuing Bank under the Credit Agreement and, with the other Lenders, agreed to an aggregate increase in the Commitments under the Credit Agreement in the amount of $50,000,000, thereby increasing the amount of the total Commitments under the Credit Agreement to $100,000,000;

WHEREAS, pursuant to that certain Joinder Agreement dated as of May 8, 2015 (the “Joinder Agreement”) by and among the Administrative Agent and the New Subsidiaries (as defined in the Joinder Agreement), RPM Direct LLC, a New Jersey limited liability company, RPM Data Solutions, LLC, a New Jersey limited liability company, JCG New Media, LLC, a Pennsylvania limited liability company, were joined to the Credit Agreement as Loan Guarantors; and

WHEREAS, the parties hereto desire to amend certain terms of the Credit Agreement as hereinafter provided and the Administrative Agent and the Lenders are willing to make such modifications, subject to the terms and conditions of this Amendment;

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1. Definitions. Defined terms used herein unless otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

2. Amendment of Credit Agreement. The definition of “Change in Control” contained in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of Equity Interests representing more than 40% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower, or (b) the occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated or approved by the board of directors of the Borrower nor (ii) appointed by directors so nominated.

3. Representations and Warranties. Each of the Loan Parties, by executing this Amendment, hereby certifies and confirms that as of the date hereof and after giving effect to this Amendment: (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Loan Parties and will not violate the certificate of formation or operating agreement of any Loan Party; (b) no Event of Default or Default under the Credit Agreement shall have occurred and be continuing or shall exist after the execution and effectiveness of this Amendment; and (c) the Credit Agreement (as amended by this Amendment) and all other Loan Documents are and remain legal, valid, binding and enforceable obligations in accordance with the terms thereof.

4. Force and Effect. Each of the Loan Parties reconfirms, restates, and ratifies the Credit Agreement, the other Loan Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and each of the Loan Parties confirms that all such documents have remained in full force and effect since the date of their execution.

5. Governing Law. This Amendment shall be deemed to be a contract under the Laws of the State of New York and shall, pursuant to New York General Obligations Law 51401, for all purposes be governed by and construed and enforced in accordance with the laws of the State of New York.

6. Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and delivery of executed signature pages hereof by telecopy or other electronic transmission from one party to another shall constitute effective and binding execution and delivery of this Amendment by such party.

7. Amendment as Loan Document. The parties hereto acknowledge and agree that this Amendment constitutes a Loan Document.

[signature pages follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

EXLSERVICE HOLDINGS, INC., a Delaware corporation

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

[EXL – SECOND AMENDMENT TO CREDIT AGREEMENT]

LOAN GUARANTORS:

EXLSERVICE.COM, LLC, a Delaware limited liability company

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

BUSINESS PROCESS OUTSOURCING, L.L.C., a Delaware limited liability company

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

EXLSERVICE TECHNOLOGY SOLUTIONS, LLC, a Delaware limited liability company

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

OUTSOURCE PARTNERS INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

RPM DIRECT LLC

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

[EXL – SECOND AMENDMENT TO CREDIT AGREEMENT]

RPM DATA SOLUTIONS, LLC

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

JCG NEW MEDIA, LLC

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

OVERLAND HOLDINGS, INC.

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

OVERLAND SOLUTIONS, INC.

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

INSIGHT SOLUTIONS, LLC

By:	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

[EXL – SECOND AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually as a Lender, as Administrative Agent and as an Issuing Bank

By:	/s/ James J. McDonnell
Name:	James J. McDonnell
Title:	Authorized Officer

[EXL – SECOND AMENDMENT TO CREDIT AGREEMENT]

CITIBANK, N.A., as a Lender and an Issuing Bank

By:	/s/ William Allen
Name:	William Allen
Title:	Senior Vice President, Citibank, N.A.

[EXL – SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By:	/s/ Jana L. Baker
Name:	Jana L. Baker
Title:	Senior Vice President

[EXL – SECOND AMENDMENT TO CREDIT AGREEMENT]